UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2016

Columbia Pipeline Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500

Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 386-3701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events

On March 17, 2016, Columbia Pipeline Group, Inc. (the “Company”) issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning the Company and the proposed transaction involving the Company and TransCanada Corporation, TransCanada PipeLines Limited and TransCanada PipeLine USA Ltd. (collectively, “TransCanada”). Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this filing. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is express, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. The Company’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond the Company’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement that the Company entered into with TransCanada; the inability to complete the merger with TransCanada due to the failure to obtain the required Company stockholder approval or the failure to satisfy other conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the impact of the announcement of the merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in the Company’s industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; the Company’s ability to successfully implement its business plan; the Company’s ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond the Company’s control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the merger with TransCanada. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015 and the Company’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this filing are expressly qualified in their entirety by such cautionary statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this filing except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This filing may be deemed to be solicitation material in respect of the proposed merger with TransCanada. In connection with the proposed merger, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Company’s website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed merger. Information about the directors and executive officers of the Company can be found in the Information Statement included as an exhibit to the Company’s amended Registration Statement on Form 10, which was filed with the SEC on June 2, 2015. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Columbia Pipeline Group, Inc. on March 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Group, Inc.

By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

Date: March 17, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Columbia Pipeline Group, Inc. on March 17, 2016.